SCHEDULE 14A
                                 (RULE 13a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Premier Development & Investment, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14-a6(i)(1) and 0-11

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)     Proposed maximum aggregate value of transaction:

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(5)     Total fee paid:

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

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

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(2)     Form, Schedule or Registration Statement No.:

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(3)     Filing Party:

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(4)     Date Filed:

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                     PREMIER DEVELOPMENT & INVESTMENT, INC.

                                     [logo]

                    Notice of Annual Meeting of Stockholders
                            to be held March 22, 2002


To The Stockholders of Premier Development & Investment, Inc.:

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of Premier Development & Investment, Inc. will be held on March 22, 2002 at the Company's offices located at 504 Beebe Ct., Frederick, Maryland 21703 (Phone:
813-784-3442). The meeting will convene at 10:00AM Eastern Standard Time (EST) for the following purposes:

(1)     For the election of directors;

(2) To ratify the selection of Baumann, Raymondo & Company, PA as its independent auditor for fiscal 2002; and

(3) For the transaction of such other business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 1, 2002 will be entitled to vote at the meeting or any adjournment thereof.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTENT THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELEOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE OT THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors, February 28, 2002:



/s/ Cary Grider                         /s/ Victoria Carlton
Cary Grider                              Victoria Carlton
President and CEO                         Secretary


                                 PROXY STATEMENT

                     PREMIER DEVELOPMENT & INVESTMENT, INC.

     This Proxy Statement is furnished to the stockholders of Arkansas Best Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors (the "Board") to be voted at the Annual Meeting of Stockholders ("Annual Meeting") on March 22, 2002 for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and Notice of Meeting, the related proxy card/ballot and the 2001 Annual Report to Stockholders are being mailed to stockholders beginning on or about March 4, 2002. The Company's principal place of business is 504 Beebe Ct., Frederick, Maryland 21703 and its telephone number is (813) 784-3442.


                                   RECORD DATE

     The Board has fixed the close of business on March 1, 2002 as the record date for the 2002 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.


                                     PROXIES

     The proxy named on the enclosed proxy card/ballot was appointed by the Board to vote the shares represented by the proxy card/ballot. Upon receipt by the Company of a properly signed and dated proxy card/ballot, the shares represented thereby will be voted in accordance with the instructions on the proxy card/ballot. If a stockholder does not return a signed proxy card/ballot, his or her shares cannot be voted by proxy. Stockholders are urged to mark the ovals on the proxy card/ballot to show how their shares are to be voted. If a stockholder returns a signed proxy card/ballot without marking the ovals, the shares represented by the proxy card/ballot will be voted as recommended by the Board herein and in the proxy card/ballot. The proxy card/ballot also confers discretionary authority to the proxy to vote on any other matter not presently known to management that may properly come before the meeting. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or
(iii) by such person(s) voting in person at the 2002 Annual Meeting.


                                  VOTING SHARES

     On the record date, there were 5,350,000 shares of common stock, class A, outstanding and entitled to vote ("Common Stock"). Each share of Common Stock is entitled to one vote. The holders in person or by proxy of a majority of the total number of the shares of Common Stock shall constitute a quorum for purposes of the 2002 Annual Meeting.


                       PROPOSAL I.  ELECTION OF DIRECTORS

                  THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL I.

     At the Meeting, three (3) directors are to be elected who shall hold office until the next following Annual Meeting of Stockholders or until their successors are duly elected and qualified. Cary Grider, the Company's current President, CEO and Chairman has declined renomination to the Board of Directors.

It is intended that the shares represented by the accompanying proxy will be voted at the 2002 Annual Meeting for the election of nominees Victoria Carlton, Eric R. Boyer and Andrew L. Jones as the Company's three (3) directors, unless the proxy specifies otherwise. Each nominee has indicated his willingness to serve as a member of the Board, if elected.

If, for any reason not presently known, either Messrs. Carlton, Boyer and/or Jones will not be available for election at the time of the 2002 Annual Meeting, the shares represented by the accompanying proxy may be voted for the election in his/their stead of substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

Assuming the presence of a quorum, to be elected a nominee must receive the affirmative vote of the holders of a plurality of the Common Stock present, in person or by proxy, at the 2002 Annual Meeting.


                            DIRECTORS OF THE COMPANY

     The following information relates to the nominees named above and to the other persons whose terms as directors will continue after the 2002 Annual Meeting.

            Name             Age                 Position
            ----             ---                 --------
Victoria Carlton             26       Co-Founder, Director, Treasurer and
                                      Secretary

Eric  Boyer                  32       Co-Founder and Director

Andrew L. Jones              28       Advisory Board Member

     The Board of Directors is comprised of only one class of director. Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Officers are elected annually by the Board of Directors and hold office until successors are duly elected and qualified. The following is a brief account of the business experience of each of the nominees listed above. There is no family relationship between any director or executive officer.

VICTORIA CARLTON is one of our co-founders and has served as a Director, Treasurer and Secretary since our inception in March 2001. She began dedicating her full-time duties to the Company in December 2001. Prior to that she served as the Human Resources Coordinator for Theochem Corporation, an international chemical company located in Tampa, Florida. She joined Theochem in April 2001 where her duties include processing all applicants, advertising, screening and interviewing for open positions, as well as conducting orientation for all new hires and disseminating benefits information. Prior to her current position, she worked for IBM from June 1997 through June 2000 where she worked with the Global Services and eBusiness development teams on the Y2K eBusiness Customer Readiness Project helping clients upgrade their systems for Year 2000 compliance issues. Prior to joining IBM, Ms. Carlton worked in retail as a manager at Linen Supermarket. Ms. Carlton attended the University of South Florida in Tampa, Florida.

ERIC BOYER is one of our co-founders and has served as a Director since our inception in March 2001. Mr. Boyer has more than 12 years experience in the advertising and television industry. He currently is a partner and Senior Editor at Prism Digital Post, a company he help co-found in March 2000 in Alexandria, Virginia. Mr. Boyer's creativity has been utilized in many national advertising and market campaigns, and can still be seen today. Mr. Boyer's duties include editing and creative input on all phases of production. He also has approval of all new purchases and installation of equipment. Prior clients include Choice Hotels, Arby's, Southwest Airlines, Southwestern Bell, Bell Atlantic, Ponderosa Restaurants, Texas and Maryland tourism departments, and a broad spectrum of political races around the country. Mr. Boyer also does some subcontracting work for the major networks for special events across the country such as O's TV (Baltimore Orioles special programming), Presidential Inaugurals for NBC, and the Antiques Road Show on the Public Broadcast System
(PBS). Before co-founding Prism, Mr. Boyer worked as a freelance editor through a temporary agency for broadcast and production professionals called the International Creative Alliance (ICA), which he is still a member. As a freelance editor he traveled the country editing and training people on equipment usage. Prior to his freelance work, Mr. Boyer worked as a senior editor at 501 Group in Austin, Texas between February 1997 and February 1999.

ANDREW JONES has been a member of our Advisory Board since May 2001. He is currently the Director of Sales for Affordable Access, Inc. ("AAI"), a Texas legal services plan corporation with members throughout the state of Texas. AAI plans to begin operations in other states in 2002 and rapidly become a strong force throughout the United States in the legal services plan industry. Mr. Jones is also the 2001-2002 President-elect and Director and 2000-2001 Secretary of the North Dallas Bar Association. Mr. Jones serves as a member of the Board of Directors at Stag Financial Group, Inc. Mr. Jones holds the degree of Bachelor of Arts in Government from the University of Texas at Austin and the degree of Juris Doctorate from the Baylor University School of Law. Mr. Jones is licensed to practice law by the Supreme Court of Texas and has been admitted to federal practice in the United States District Court for the Northern District of Texas. Mr. Jones expects to spend no more than 10% of his time working on our business.


                          BOARD AND COMMITTEE MEETINGS

     During the fiscal year ending December 31, 2001 the Board held nine (9) meetings. Subsequent to the end of the fiscal year ending December 31, 2001 the Board has held one (1) meeting prior to March 4, 2002.


The Board does not have any active committees or sub-committees.


                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

     The following table present certain information as of March 1, 2002 regarding the beneficial ownership of our common stock by:

     - each person or entity known by us to own beneficially 5% or more of our issued and outstanding common stock;

     - each of our directors; and

     - all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined. Each beneficial owner's percentage ownership is determined by dividing the number of shares beneficially owned by that person by the number of outstanding shares, increased to reflect the beneficially-owned shares underlying options, warrants or other convertible securities included in that person's holdings, but not those underlying shares held by any other person. As of March 1, 2002 we had 5,350,000 shares issued and outstanding.

     Except as otherwise indicated in the notes to the table,

     - we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners; and

     - the address of each beneficial owner listed in the table, except where otherwise noted, is c/o Premier Development & Investment, Inc., 504 Beebe Ct., Frederick, MD 21703.

                                             Shares
                                          Beneficially  Percentage
Directors and Executive Officers: (1)         Held        Owned
-------------------------------------     ------------  ----------
Cary Grider (2)(3)                           1,072,580      18.9%
Victoria Carlton (2)(4)                      1,062,580      18.7%
Eric Boyer (2)(5)                            1,072,580      18.9%
All directors and officers as a group
  (3 persons)                                3,207,740      50.8%

Five Percent Stockholders
-------------------------
Stag Financial Group, Inc. (6)
  P. O. Box 23542
  Tampa, FL  33623                           1,161,290      19.3%

Coconut Grove Group, Ltd. (7)(8)
  C/o Premier Development & Investment,
      Managing Partner
  504 Beebe Ct.
  Frederick, MD  21703                       1,000,000      18.7%


                                        6

Olympus Imports & Exports, Ltd. (9)
  Box 3816
  Road Town, Tortola,
  British Virgin Islands                       639,028      11.1%

Tin Hong Trading Company, Ltd. (10)
  Frejgatan 13
  11479 Stockholm, Sweden                      436,777       7.7%

(1) Does not include persons who serve solely on our Advisory Board.

(2) All of the shares currently owned, including those represented by vested stock options, warrants and other instruments allowing for the acquisition of shares of our common stock, are subject to a "lock-up" agreement and cannot be sold for a minimum of 180 days after our common stock begins trading on the OTC Bulletin Board or on any other recognized secondary market on which our common stock or warrants may be quoted.

(3) Represents (a) 750,000 shares of our common stock and (b) 322,580 shares of our common stock issuable upon the exercise of warrants.

(4) Represents (a) 740,000 shares of our common stock and (b) 322,580 shares of our common stock issuable upon the exercise of warrants. Ms. Carlton disclaims any beneficial ownership to 10,000 shares of our common stock owned by Lula F. Platt, a relative of Ms. Carlton's.

(5) Represents (a) 745,000 shares of our common stock, (b) 5,000 shares (2,500 individually) of our common stock gifted to minors William Owen and Sally Owen, relatives of Mr. Boyer's, and (c) 322,580 shares of our common stock issuable upon the exercise of warrants.

(6) Represents (a) 500,000 shares of our common stock and (b) 661,290 shares of our common stock issuable upon the exercise of warrants.

(7) Coconut Grove Group, Ltd. is a joint venture that is 20% owned by ourselves and 80% owned by Tiki Hut Enterprises, Ltd.

(8) Represents 1,000,000 shares of our common stock.

(9) Represents (a) 207,900 shares of our common stock and (b) 431,128 shares of our common stock issuable upon exercise of warrants.

(10) Represents (a) 141,100 shares of our common stock and (b) 294,677 shares of our common stock issuable upon exercise of warrants.


                                   MANAGEMENT

     All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified. Our current directors, executive officers and key management personnel, including their ages and respective positions as of March 1, 2002, are as follows:

            Name             Age                 Position
            ----             ---                 --------
Cary Grider                  33       Co-Founder, President, Chief Executive
                                      Officer and Director

Victoria Carlton             26       Co-Founder, Director, Treasurer and
                                      Secretary

Eric  Boyer                  32       Co-Founder and Director


CARY GRIDER is one of our co-founders and has served has our President, Chief Executive Officer and Chairman of the Board since our inception in March 2001. Mr. Grider has over 15 years experience in the food and beverage industry. He is concurrently the General Manager of Metro, a large live music venue located on Sixth Street in Austin, Texas. Prior to joining Metro in December 2001, Mr. Grider served as the General Manage to Lucy's Retired Surfer's Bar on Sixth Street in Austin, Texas, a local bar featuring nightly live music from both local and national bands. Mr. Grider joined Lucy's in December 1998 as the Bar Manager and was promoted to General Manager in March 1999. As General Manager, Mr. Grider increased gross sales by more than 200% while cutting liquor costs by over 57%. He has also developed and implemented an inventory system and a weekly sales system for all alcoholic and non-alcoholic items aimed at achieving specific weekly sales goals. Mr. Grider is also responsible for all promotional activities, including interfacing with liquor and beer, television and radio representatives. Prior to joining Lucy's, Mr. Grider worked from January of 1994 to March 1998 at T.G.I. Friday's as a manager and bartender. At T.G.I. Friday's he was responsible for providing service to the patrons while creating a fun and safe work environment for everyone, maintaining a level of working trust between management and the general staff, and overseeing the ordering of liquor and inventory maintenance. Prior to getting involved at a management level in the food and beverage industry, Mr. Grider worked as an Art Director as Trans Texas Printing, Inc from January 1992 through August 1993. At Trans Texas Printing, Mr. Grider was responsible for the creative needs of the clients, overseeing all original artwork generated from his department, and making sure weekly press run deadlines were met. Mr. Grider has Bachelors of Fine Arts in Design from Stephen F. Austin University in Austin, Texas and a Bachelors of Fine Arts in Electronic Design and Media from the University of Texas in Austin, Texas. Mr. Grider has declined renomination to the Board of Directors.

See Proposal I. Election of Directors for biographical information on Victoria Carlton and Eric R. Boyer.


                                  COMPENSATION

     The following table sets forth the compensation paid during the fiscal year ending December 31, 2001, which includes all compensation paid since our inception on March 29, 2001 to our Chief Executive Officer and each of our other executive officers and directors. No person has received compensation equal to or exceeding $100,000 nor have any bonuses been awarded since our inception on March 29, 2001. Furthermore, we do not foresee paying any of our executive officers or directors any type of cash compensation during the current fiscal year.

                                Annual Compensation           Awards           Payouts
                                -------------------           ------           -------
                                               Other               Securities             All
                                              Annual   Restricted  Underlying            Other
Name and                                      Compen-    Stock      Options/    LTIP     Compen-
Principal                    Salary    Bonus  sation    Award(s)     SAR's     Payouts   sation
Position             Year      ($)      ($)     ($)       ($)         (#)        ($)     ($)(1)
------              ------   -------  ------  -------  ----------  ----------  -------  -------
Cary Grider
 President,
 CEO and
 Chairman          2001      -0-      -0-     2,500(2) 500(3)      -0-         -0-     -0-

Victoria Carlton
 Director,
 Treasurer
 and Secretary     2001      -0-      -0-     2,500(2) 500(3)      -0-         -0-     -0-

Eric Boyer
 Director          2001      -0-      -0-     2,500(2) 500(3)      -0-         -0-     -0-


(1) None of the named executive officers received perquisites and other personal benefits, securities or property in excess of the lesser of $50,000 or 10% of such officer's total annual salary and bonus.

(2) Includes an unrealized gain of $2,500 from the exercise of 250,000 in-the-money options; based on the difference in exercise price of $0.05 a share versus the latest $0.06 price per share paid by the Company in a private acquisition.

(3) Includes a one-time grant of 500,000 shares of our common stock issued as compensation for serving on our Board of Directors valued at $0.001 a share, or $500.


Option Grants During the Fiscal Year (Since Our Inception on March 29, 2001)

     The following table provides summary information as of December 31, 2001 regarding stock options granted to our Chief Executive Officer, other executive officers and directors since our inception on March 29, 2001. The table does not show individual option grants made to members of our Advisory Board nor to outside consultants:

                     Number of      Percent of
                     Securities       Total
                     Underlying   Options/SAR's   Exercise or
Name and Principal    Options     Granted Since   Base Price   Expiration
     Position       Granted (#)   Inception (1)    ($/Share)       Date
------------------  -----------   -------------   -----------   ----------
Cary Grider
 President,
 CEO and
 Chairman            250,000         18.2%        $ 0.05       3/29/2006

Victoria Carlton
 Director,
 Treasurer,
 and Secretary       250,000         18.2%        $ 0.05       3/29/2006


                                        9

Eric Boyer
 Director            250,000         18.2%        $ 0.05       3/29/2006


(1) Also includes, for the purpose of calculating the total percentage of options and stock appreciation rights (SAR's), options and SAR's granted to members of our Advisory Board and outside consultants. During the fiscal year ending December 31, 2001 the Company issued an aggregate of 1,370,000 options.


Option Exercises and Holdings

     The following table provides summary information regarding option exercises during the fiscal year ending December 31, 2001 (since our inception on March 29, 2001) and the value of options held as of December 31, 2001 by our Chief Executive Officer, executive officers and directors:

                                                                            Value of
                                                          Number of      Unexercised In-
                                                         Unexercised        The-Money
                                                        Options as of     Options at
                        Shares                        fiscal year-end    fiscal year-end
Name and Principal   Acquired on       Value ($)      (#) Exercisable/   ($)Exercisable/
Position             Exercise (#)       Realized       Unexercisable      Unexercisable
------------------   ------------      ---------       --------------    ---------------
Cary Grider
 President,
 CEO and
 Chairman               250,000          $2,500           -0-/-0-           $-0-

Victoria Carlton
 Director,
 Treasurer
 and Secretary          250,000          $2,500           -0-/-0-           $-0-

Eric Boyer
 Director               250,000          $2,500           -0-/-0-           $-0-


Employment Agreements

     We have not entered into any employment agreements with any of our employees. All future employment arrangements are subject to the discretion of our Board of Directors.

Employee Stock Ownership Program (ESOP)

     We have not established any form of an employee stock ownership program
(ESOP), including stock option, retirement, incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of our executive officers, directors or other employees. It is possible, and even likely, that our Board of Directors may recommend the adoption of one or more such programs during fiscal year ending December 31, 2002.

Non-Plan Benefits

     In addition to the options granted to our Chief Executive Officer, other executive officers and directors described in the tables above, we granted an additional 620,000 options to 10 persons during the fiscal year ending December 31, 2001, including members of our Advisory Board and outside consultants. All together during the fiscal year ending December 31, 2001 we issued a total of 1,370,000 options.

     Out of these other option grants, 500,000 were exercised during the fiscal year ending December 31, 2001 at a price of $0.05 a share. The remaining 120,000 options were issued to members of our Advisory Board and are exercisable at a price of $2.00 a share and expire on May 18, 2004. As of February 25, 2002, none of these options have been exercised.


                           FIVE YEAR PERFORMANCE GRAPH

     The Company's Common Stock does not currently trade on any secondary market. The Company has been made aware that a market maker has submitted an application for quotation to the National Association of Securities Dealers(NASD) to have the Company's Common Stock listed on the OTC Bulletin Board market. However, the submission of an application for quotation does not guarantee nor insure the Company's Common Stock will be approved for listing on the OTC Bulletin Board (or any other secondary stock exchange that the Company's Common Stock may qualify for listing on), or that such application will not be cancelled or revoked by the market maker prior to final NASD approval for listing on the OTC Bulletin Board. Additionally, the NASD has neither assigned nor reserved a future trading symbol for the Company's Common Stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Early Capitalization

     On March 31, 2001, one of our consultants, Stag Financial Group, Inc. ("Stag"), negotiated an equity exchange between ourselves and two investors in a third party company, Inform World Wide Holdings, Inc. ("Inform"). Inform is publicly listed on the OTC Bulletin Board under the trading symbol IWWH. Under the terms of the exchange, we received an aggregate of 50,000 shares of restricted Inform common stock in exchange for an aggregate of 350,000 restricted shares of our common stock, class A, and 500,000 warrants exercisable into shares of our common stock, class A, at an exercise price of $4.00 per share: the first investor, Tin Hong Trading Company, transferred 20,300 shares of Inform common stock to us in exchange for 142,100 shares of our common stock and 203,000 warrants; and the second investor, Olympus Imports & Exports, Ltd., transferred 29,700 shares of Inform common stock to us in exchange for 207,900 shares of our common stock and 297,000 warrants. Our shares of Inform common stock became unrestricted on December 18, 2001. We intend to liquidate our Inform common stock during the fiscal year ending December 31, 2002.

     The purpose of this stock exchange was to provide some capitalization to our developing business and enhance our overall balance sheet. At the time of the transaction we had no assets and no book value. Upon the conclusion of the transaction we had gained assets valued at $23,440, giving us a positive book value and enhancing our overall appeal to prospective investors and joint venture partners.

We booked our holdings in Inform at $23,440; Tin Hong Trading Company's equity in us was valued at $9,517 and Olympus Imports & Exports, Ltd's equity in us was valued at $13,923. Long-term this equity exchange should benefit us in our future efforts to attract outside debt and/or equity financing to grow our business. This stock exchange also benefited both investors by providing them with an avenue to diversify a small portion of their holdings in Inform.

     Stag received no specific compensation for negotiating this transaction. Rather, it was undertaken as part of their general consulting contract assisting us with obtaining a public listing for our common stock, class A, developing new business opportunities and new business relationships. For their consulting services, Stag has been paid 250,000 restricted shares of our common stock, class A, 250,000 options to purchase shares of our common stock at an exercise price of $0.05 a share which were exercised during the fiscal year ending December 31, 2001, and 500,000 non-transferable warrants to purchase shares of our common stock at an exercise price of $4.00 a share.

Other Matters

     As of February 25, 2002, we have not entered into a transaction since our inception on March 29, 2001 with a value in excess of $60,000 with a Director, officer, or beneficial owner of 5% or more of our capital stock, or members of their immediate families that had, or is to have, a direct or indirect material interest in us.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities are required to file, under the Securities Exchange Act of 1934, reports of ownership and changes of ownership with the Securities and Exchange Commission.

Based solely on information provided to the Company, the Company believes that during the preceding year its executive officers, directors, and 10% stockholders have complied with all applicable filing requirements.


        PROPOSAL II.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II.

     The firm of Baumann, Raymondo & Company, PA has served as independent auditors for the Company for the fiscal year ended December 31, 2002. The Board has appointed that firm to continue in that capacity for the fiscal year 2002 and recommends that a resolution be presented to stockholders at the 2002 Annual Meeting to ratify that appointment.

In the event the stockholders fail to ratify the appointment of Baumann, Raymondo & Company, PA the Board will appoint other independent public accountants as auditors. Representatives of Baumann, Raymondo & Company, PA will not be present at the 2002 Annual Meeting.

                                  OTHER MATTERS

     The Board does not know of any matters that will be presented for action at the 2002 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known


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to management should come before the 2002 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.


                              COST OF SOLICITATION

     Proxies may be solicited by directors, officers, or regular employees of the Company in person, by telephone, telegram, or other means. The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held by record by such persons will be borne by the Company. The Company has retained Stag Financial Group, Inc. to assist in the solicitation and sending of proxy material. The Company will pay approximately $1,200 for these services.


                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Pursuant to Securities and Exchange Commission regulations, stockholder proposals submitted for next year's proxy statement must be received by the Company no later than the close of business on November 15, 2002 to be considered. Proposals should be addressed to Victoria Carlton, Secretary, Premier Development & Investment, Inc., 504 Beebe Ct., Frederick, MD 21703. In order to prevent controversy about the date of receipt of a proposal, the Company strongly recommends that any stockholder wishing to present a proposal submit the proposal by certified mail, return receipt requested.


                                     GENERAL

Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-K to the Securities and Exchange Commission (including financial statements and schedules thereto) for the fiscal year ended December 31, 2001, without charge. Direct written requests to: Victoria Carlton, Secretary, Premier Development & Investment, Inc., 504 Beebe Ct., Frederick, MD 21703


PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD/BALLOT PROMPTLY.


                                                 /s/ Victoria Carlton
Frederick, Maryland                              VICTORIA CARLTON
Date:  March 1, 2002                             Secretary



                               PROXY SOLICITATION


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own the Company's Common Stock listed in the names of nominees


                                       13
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and will reimburse said banks and brokers for any reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by the employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of the proxies.

BY ORDER OF THE BOARD OF DIRECTORS, FEBRUARY 28, 2002:


/s/ Victoria Carlton
Victoria Carlton
Secretary

Frederick, Maryland
March 1, 2002

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY TO THE FOLLOWING ADDRESS.

                                      PROXY
                     PREMIER DEVELOPMENT & INVESTMENT, INC.
                                  504 Beebe Ct.
                           Frederick, Maryland  21703

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PREMIER DEVELOPMENT & INVESTMENT, INC.

The undersigned hereby appoints Victoria Carlton, Eric R. Boyer and Andrew L. Jones, or any of them (with full power to act along and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the Common Stock of Premier Development & Investment, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on March 22, 2002 at 10:00AM Eastern Standard Time (EST) at the Company's offices located at 504 Beebe Ct., Frederick, MD 21703 and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1) To elect directors, the following nominees: Victoria Carlton, Eric R. Boyer and Andrew L. Jones.

(  )     For all of the foregoing nominees
(  )     WITHHOLD AUTHORITY to vote for all of the foregoing nominees
(  )     ABSTAIN

NOTE: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT STRUCK.


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(2)     To ratify the selection of Baumann, Raymondo & Company, PA as the independent auditor for fiscal 2002.

(  )     Vote FOR
(  )     Vote AGAINST
(  )     ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF SPECIFIC DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. If any further business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.


Dated: ___________________________



                                   ________________________________________
                                   Signature of Stockholder(s)



                                   ________________________________________
                                   Signature of Stockholder(s)










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